CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 15, 1996 which is included in this Form 10-K for the year ended December 31, 1995, into United Capital Corp.'s previously filed Registration Statements, File Numbers 33-28045 and
33-65140.


                                                 /s/ ARTHUR ANDERSEN LLP
                                                 ARTHUR ANDERSEN LLP


Roseland, New Jersey
March 29, 1996